UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period:  June, 30, 2010

Item 1. Reports to Stockholders.

PHOCAS REAL ESTATE FUND

SEMI-ANNUAL REPORT
June 30, 2010

Market Summary

The second quarter of 2010 started off well, and ended up badly, just the inverse of the first quarter.  The second quarter saw declines across all domestic equity capitalizations and investment styles.  Investing in stocks of US commercial real estate companies has been no easy task, because major international events seem to overshadow the recovering real estate market regularly.  Most REITs, however, have successfully weathered the recent financial crises, and now face an environment in which credit is once again plentiful for the best properties and sponsors.  Job losses across all markets have continued to affect demand and rental rates year over year, so the recovery on the demand front is slow, and likely to remain so through at least year end 2010.  Several management teams have commented that the slope of the recovery is likely intact, but they are preparing for a longer bottom.  That said, despite the returns, for the second quarter ending June 30, 2010, displayed in the table below, the economy may indeed be stabilizing.  Tenants are gradually returning to health and are once again looking for space across the commercial real estate spectrum, and the lack of new supply in the sector bodes well for a continued return to stable fundamentals, albeit slowly.

Additionally, capital is clearly returning to commercial real estate, and has helped stem the value decline in the sector.  Transactions have generally been limited to high quality assets, with a multitude of capital sources chasing few deals.  The distressed acquisition opportunities that were so widely anticipated 12 months ago have remained fairly limited, with the banks still choosing extension over foreclosure.  While leasing has improved, and tenant downsizing appears completed, a recovery in occupancy still appears slow, resulting in a continued holding pattern for development.

Performance Summary

The securitized commercial real estate market, as measured by the NAREIT Equity REIT Index (the “Index”), delivered a total return of -4.1% during the second quarter ending June 30, 2010.  The Portfolio underperformed the Index during the quarter, as the Portfolio’s underweights in Apartments, Health Care and Storage impaired results.  Also impacting the Portfolio’s performance was its overweight in Industrials, as the sector underperformed.  Driving the sector’s underperformance were the two global Industrial REITs, Prologis (PLD) and AMB Corporation (AMB).  The underperformance is frustrating as the stock prices have been significantly impacted by international news, but fundamentals are stabilizing, and even improving, in some locations.

The Office sector again underperformed the Index during the quarter.  Despite the Portfolio’s large overweight in Office relative to the Index, the Portfolio was not penalized for its overweight allocation to the sector.  The Portfolio’s Office holdings performed relatively inline to the Index, and beat the Index sector return.  The relatively strong Office sector performance for the Portfolio was driven by positions in Kilroy Realty (KRC) and SL Green (SLG), while being offset by the large weighting in Alexandria Real Estate (ARE).

Following, please see a breakdown of performance and yields by sector for the second quarter of 2010, as well as year-to-date 2010 and full year 2009 results:

Sector	2nd Qtr 2010	2010 YTD	2009	Yield

Industrial/Office	-9.8%	-3.5%	29.2%	4.4%
Office	-7.4%	0.8%	35.5%	3.6%
Industrial	-16.6%	-13.8%	12.2%	5.3%
Mixed	-8.6%	-3.2%	34.9%	6.0%
Retail	-5.5%	5.5%	27.2%	4.1%
Shopping Centers	-9.4%	3.2%	-1.7%	4.2%
Regional Malls	-3.2%	6.0%	63.0%	3.7%
Free Standing	-1.3%	12.7%	25.9%	6.5%
Residential	5.4%	15.7%	30.8%	3.8%
Apartments	6.0%	16.3%	30.4%	3.8%
Manufactured Homes	-6.6%	4.6%	40.9%	4.3%
Diversified	-4.2%	5.6%	17.0%	4.1%
Lodging/Resorts	-9.2%	10.8%	67.2%	1.6%
Health Care	-1.8%	4.9%	24.6%	5.8%
Self Storage	-1.9%	9.5%	8.4%	3.6%
Specialty	-1.9%	6.7%	31.5%	4.4%
Equity REIT Index	-4.1%	5.6%	28.0%	4.2%

All figures include dividends.  Source: NAREIT

Portfolio Positioning

The recovery in fundamentals is not occurring uniformly, neither in the US nor internationally.  For instance, despite the lack of job growth being a top concern amongst REIT management teams, particularly for Office REITs, the Portfolio remains overweight in the Office sector relative to the Index.  The primary reason for the overweight is the large position in Alexandria Real Estate (ARE), a nontraditional office REIT specializing in life science and laboratory space.  The Portfolio also has overweight positions in two other nontraditional REITs in the Mixed and Specialty sectors, Digital Realty (DLR) and Dupont Fabros (DFT).  DLR and DFT are data center REITs, and not very exposed to the whim of the job market.  Despite the consistent solid returns over the past three to five years, we believe the data center and laboratory space sectors should continue to outperform the Index in 2010.

During the quarter, the Portfolio increased its weighting in the Apartment, Health Care and Lodging sectors.  Within the Residential space, the Portfolio sold out of American Campus (ACC) and Equity Lifestyles (ELS), two very solid companies in the student housing and manufactured home communities sectors, respectively, and swapped into AvalonBay (AVB) and Equity Residential (EQR).  We believe AVB and EQR possess better upside given the recovery in apartment fundamentals.  In the Health Care space, we added to the Cogdell Spencer (CSA) which was purchased in the first quarter.  We continue to believe that this small, medical office building developer has a bright future as revenues begin to be realized in late 2010 and 2011 for deals that have been recently inked.  The Portfolio also increased its position in LaSalle Hotels (LHO) as we continue to favor LHO’s geographic footprint, and heavy exposure to Washington DC, during the lodging recovery cycle.

Among the positions that were pared during the quarter, there were two each in the Shopping Center and Industrial sectors.  Acadia (AKR) and Kimco Realty (KIM) were sold down as the current environment does not favor retail developments for its perceived risk or expensive acquisitions.  The Portfolio also sold down Prologis (PLD) and AMB Corporation (AMB) and redeployed the proceeds into companies with what we believe are better current and short term fundamentals, and growth prospects.  We continue to believe that these four companies have solid long term outlooks, but find themselves in a current holding pattern as the commercial real estate market recovers.

Contributors

The top performers in the Portfolio were Dupont Fabros (DFT), Digital Realty (DLR) and Strategic Hotels (BEE).  DFT and DLR posted strong returns during the quarter as the companies possess both growth potential, niche real estate related to data center and future tenant technology needs, and the fact that tenant demand is simply not related to jobs.  In fact, tenant demand is outstripping supply 3:1.  BEE on the other hand, is a company in the midst of a recovery that is fully dependent on increased travel demand.  The Lodging sector as a whole is recovering ahead of expectations and we remain positive on the sector, as well as BEE as a holding.

Detractors

The worst performer in the quarter was General Growth Properties (GGP).  The security had performed well initially, but the price drifted lower after a bankruptcy court ruling favoring Brookfield (BAM), and Simon Properties (SPG) pulled out of takeout process.  LaSalle Hotels also posted a very poor total return, as shareholders were disappointed with first quarter earnings results.  The Portfolio’s underweights in Apartments and Health Care were material drivers of its underperformance.  To compound matters, above market weight positions in AVB and Cogdell Spencer (CSA) underperformed their respective sectors and the Index.  AVB underperformed despite raising guidance at the June NAREIT Convention.  Apartment fundamentals have accelerated through the second quarter and we believe fundamentals should continue to improve in the second half of 2010.  CSA underperformed primarily as a result of its Chief Executive Officer announcing his retirement later in 2010.  While certainly concerning, particularly given the small size of the company, we continue to believe that the future of the company goes beyond a single individual and believe there is the potential for strong future growth from CSA as medical office buildings remain in demand.

Best regards,

Phocas Financial Corporation

William Schaff, CFA	James Murray, CFA	Steve Block, CFA

The information above represents the opinions of the Fund Managers, and it not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Real Estate Fund (the “Fund”) may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for complete fund holdings.  Current and future portfolio holdings are subject to risk.

The NAREIT Equity Index is an unmanaged index of all tax-qualified REITs that are publicly traded, and have 75% or more of their gross invested book assets invested directly or indirectly in equity ownership of real estate.

It is not possible to invest directly in an index.

Phocas Real Estate Fund

EXPENSE EXAMPLE – June 30, 2010 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/10 – 6/30/10).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% for the Real Estate Fund per the advisory agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Phocas Real Estate Fund

EXPENSE EXAMPLE – June 30, 2010 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/10	6/30/10	1/1/10 – 6/30/10*
Actual	$1,000.00	$1,040.80	$7.59
Hypothetical (5% return	$1,000.00	$1,017.36	$7.50
before expenses)

*
Expenses are equal to an annualized expense ratio of 1.50% for the Real Estate Fund, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days (to reflect the one-half year period).

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS – June 30, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited)

Shares	COMMON STOCKS - 98.59%	Value
	Apartments - 12.31%
1,838	AvalonBay Communities, Inc.	$171,614
5,154	Equity Residential	214,612
691	Mid-America Apartment Communities, Inc.	35,566
		421,792
	Diversified - 5.98%
1,656	Entertainment Properties Trust	63,044
1,946	Vornado Realty Trust	141,961
		205,005
	Health Care - 8.84%
19,181	Cogdell Spencer, Inc.	129,664
3,692	Ventas, Inc.	173,339
		303,003
	Hotels - 5.61%
6,998	LaSalle Hotel Properties	143,949
11,030	Strategic Hotels & Resorts, Inc. (a)	48,422
		192,371
	Office Property - 22.47%
5,193	Alexandria Real Estate Equities, Inc.	329,080
3,037	Boston Properties, Inc.	216,660
2,009	Kilroy Realty Corp.	59,728
2,989	SL Green Realty Corp.	164,514
		769,982
	Regional Malls - 16.81%
4,804	General Growth Properties, Inc.	63,701
5,423	Glimcher Realty Trust	32,429
2,640	Macerich Co.	98,525
4,721	Simon Property Group, Inc.	381,221
		575,876
	Shopping Centers - 7.71%
4,390	Acadia Realty Trust	73,840
1,786	Federal Realty Investment Trust	125,502
4,835	Kimco Realty Corp.	64,982
		264,324

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited), Continued

Shares		Value
	Specialty - 10.77%
1,278	Digital Realty Trust, Inc.	$73,715
12,018	DuPont Fabros Technology, Inc.	295,162
		368,877
	Storage - 1.95%
758	Public Storage, Inc.	66,636
	Warehouse/Industrial - 6.14%
2,291	AMB Property Corp.	54,320
4,785	First Potomac Realty Trust	68,760
8,622	ProLogis	87,341
		210,421
	TOTAL COMMON STOCKS
	(Cost $2,939,169)	3,378,287

	SHORT-TERM INVESTMENTS - 1.25%
42,792	AIM STIT-STIC Prime Portfolio -
	Institutional Class, 0.20% (b)	42,792
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $42,792)	42,792

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $2,981,961) - 99.84%	3,421,079
	Other Assets in Excess
	of Liabilities - 0.16%	5,582
	NET ASSETS - 100.00%	$3,426,661

(a)	Non-income producing security.
(b)	Rate shown is the 7-day yield as of June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2010 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $2,981,961)	$3,421,079
Receivables:
Due from Advisor (Note 4)	7,269
Dividends and interest	15,519
Prepaid expenses	6,083
Total assets	3,449,950
LIABILITIES
Payables:
Audit fees	9,028
Fund accounting fees	4,423
Transfer agent fees and expenses	3,224
Administration fees	2,631
Distribution fees	1,994
Custody fees	1,079
Chief Compliance Officer fee	817
Accrued expenses	93
Total liabilities	23,289
NET ASSETS	$3,426,661
CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$3,426,661
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	213,346
Net asset value, offering and redemption price per share	$16.06
COMPOSITION OF NET ASSETS
Paid-in capital	$4,219,002
Undistributed net investment income	52,827
Accumulated net realized loss on investments	(1,284,286)
Net unrealized appreciation on investments	439,118
Net assets	$3,426,661

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME
Income
Dividends	$59,668
Interest	38
Total income	59,706
Expenses
Adminstration fees (Note 4)	16,368
Fund accounting fees (Note 4)	13,422
Advisory fees (Note 4)	12,735
Transfer agent fees and expenses (Note 4)	9,992
Audit fees	9,028
Distribution fees (Note 5)	4,245
Custody fees (Note 4)	3,965
Trustee fees	3,299
Legal fees	3,219
Chief Compliance Officer fee (Note 4)	2,484
Insurance expense	1,346
Registration fees	1,083
Miscellaneous expenses	1,345
Total expenses	82,531
Less: advisory fee waiver and reimbursement (Note 4)	(57,061)
Net expenses	25,470
Net investment income	34,236
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	161,627
Net change in unrealized depreciation on investments	(47,306)
Net realized and unrealized gain on investments	114,321
Net Increase in Net Assets Resulting from Operations	$148,557

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$34,236	$48,967
Net realized gain (loss) on investments	161,627	(504,965)
Net change in unrealized appreciation
(depreciation) on investments	(47,306)	1,157,493
Net increase in net assets
resulting from operations	148,557	701,495
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(54,251)
From net realized gain on investments	—	—
Total distributions to shareholders	—	(54,251)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	209,974	(272,719)
Total increase in net assets	358,531	374,525
NET ASSETS
Beginning of period	3,068,130	2,693,605
End of period	$3,426,661	$3,068,130
Accumulated net investment income	$52,827	$18,591

(a)A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2010		Year Ended
	(Unaudited)		December 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	26,140	$408,491	8,064	$84,875
Shares issued on
reinvestments of
distributions	—	—	3,621	54,251
Shares redeemed	(11,590)	(198,517)	(39,529)	(411,845)
Net increase (decrease)	14,550	$209,974	(27,844)	$(272,719)

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Six Months					September 29,
	Ended		Year Ended			2006*
	June 30,		December 31,			through
	2010					December 31,
	(Unaudited)		2009	2008	2007	2006
Net asset value,
beginning of period	$15.43		$11.88	$18.64	$21.90	$20.00
Income from
investment operations:
Net investment income	0.15		0.26	0.32 ^	0.18	0.20
Net realized and unrealized
gain (loss) on investments	0.48		3.56	(6.90)	(3.15)	1.86
Total from
investment operations	0.63		3.82	(6.58)	(2.97)	2.06
Less distributions:
From net investment income	—		(0.27)	(0.17)	(0.18)	(0.15)
From net realized
gain on investments	—		—	(0.02)	(0.11)	(0.01)
Total distributions	—		(0.27)	(0.19)	(0.29)	(0.16)
Redemption fees retained	—		—	0.01 ^	—	—
Net asset value, end of period	$16.06		$15.43	$11.88	$18.64	$21.90
Total return	4.08	%‡	32.25%	-35.11%	-13.56%	10.34	%‡
Ratios/supplemental data:
Net assets, end of
period (thousands)	$3,427		$3,068	$2,694	$3,659	$1,187
Ratio of expenses to
average net assets:
Before expense
reimbursement	4.86	%†	6.47%	4.85%	5.00%	15.92	%†
After expense
reimbursement	1.50	%†	1.50%	1.50%	1.50%	1.50	%†
Ratio of net investment income
(loss) to average net assets:
Before expense
reimbursement	(1.34	)%†	(2.90)%	(1.38)%	(2.33)%	(10.55	)%†
After expense
reimbursement	2.02	%†	2.07%	1.97%	1.17%	3.87	%†
Portfolio turnover rate	43.11	%‡	60.14%	98.56%	24.81%	10.46	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

The Phocas Real Estate Fund and the Phocas Small Cap Value Fund (“Small Cap Value Fund”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  On June 22, 2010, the Board of Trustees approved a change in the Small Cap Value Fund’s fiscal year end from December 31 to June 30, effective with the six month period ending June 30, 2010.  Please refer to Note 9 for additional information about the Small Cap Value Fund or the annual report dated June 30, 2010.

The investment objective of the Phocas Real Estate Fund (the “Fund”) is long-term total investment return through a combination of capital appreciation and current income.  The Fund commenced operations on September 29, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Fund’s 2009 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

F.
Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 90 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the six months ended June 30, 2010, the Fund did not hold any derivative instruments.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

I.
Events Subsequent to the Fiscal Period End: The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.

Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2010.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available,

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes – Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Equity (REITS)
Apartments	$421,792	$—	$—	$421,792
Diversified	205,005	—	—	205,005
Health Care	303,003	—	—	303,003
Hotels	192,371	—	—	192,371
Office Property	769,982	—	—	769,982
Regional Malls	575,876	—	—	575,876
Shopping Centers	264,324	—	—	264,324
Specialty	368,877	—	—	368,877
Storage	66,636	—	—	66,636
Warehouse/Industrial	210,421	—	—	210,421
Total Equity (REITS)	3,378,287	—	—	3,378,287
Short-Term Investments	42,792	—	—	42,792
Total Investments
in Securities	$3,421,079	$—	$—	$3,421,079

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

New Accounting Pronouncement – In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Phocas Financial Corporation (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended June 30, 2010, the Fund incurred $12,735 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.50% of average daily net assets of the Fund.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended June 30, 2010, the Advisor reduced its fees and absorbed Fund expenses in the amount of $57,061 for the Fund.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

2010	2011	2012	2013	Total
$113,069	$107,424	$117,654	$57,061	$395,208

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the six months ended June 30, 2010, the Fund incurred $16,368 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  For the six months ended June 30, 2010, the Fund incurred $13,422 in fund accounting fees and $8,460 in transfer agent fees (excluding out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the six months ended June 30, 2010, the Fund incurred $3,965 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

For the six months ended June 30, 2010, the Fund was allocated $2,484 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended June 30, 2010, the Fund paid the Distributor $4,245.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2010, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $1,621,303 and $1,431,050, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $515,000. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the six months ended June 30, 2010, the Fund did not draw upon its line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to investments in real estate investment trusts.

The distributions paid by the Fund during the six months ended June 30, 2010 and the fiscal year ended December 31, 2009 were characterized as follows:

	6/30/10	12/31/09
Ordinary income	$ —	$54,251

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2009, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments for tax purposes (a)	$2,695,576
Gross tax unrealized appreciation	687,873
Gross tax unrealized depreciation	(306,932)
Net tax unrealized appreciation	380,941
Undistributed ordinary income	18,591
Undistributed long-term capital gain	—
Total distributable earnings	18,591
Other accumulated losses	(1,340,430)
Total accumulated losses	$(940,898)

(a)  Difference between book losses and tax losses are attributable to the tax treatment of wash sales.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010 (Unaudited), Continued

At December 31, 2009, the Fund had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:

2016	2017	Total
$828,386	$500,475	$1,328,861

At December 31, 2009, the Fund deferred, on a tax basis, post-October losses of $11,569.

NOTE 9 – REORGANIZATION OF SMALL CAP VALUE FUND

On June 22, 2010, the Board of Trustees of Advisors Series Trust (“AST”) approved an Agreement and Plan of Reorganization relating to the Small Cap Value Fund, subject to shareholder approval. Under the proposed reorganization, the Small Cap Value Fund would be reorganized into a newly created fund, the Frontegra Phocas Small Cap Value Fund (the “New Fund”), a series of Frontegra Funds, Inc., a Maryland corporation. The New Fund would have substantially the same investment objective, strategies and risks of the Small Cap Value Fund.

Under the proposed reorganization, the Advisor would continue to provide portfolio management services to the New Fund as an investment sub-advisor.  Frontegra Asset Management, Inc. would be the New Fund’s investment advisor. Since the New Fund would be a series of Frontegra Funds, Inc., not AST, its governance and certain shareholder servicing functions would also change.

The proposed reorganization requires the approval of the Small Cap Value Fund’s shareholders and is anticipated to take place at the close of business on September 30, 2010.

Phocas Real Estate Fund

NOTICE TO SHAREHOLDERS at June 30, 2010 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 746-2271 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12 months Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ended June 30, 2010 is available without charge, upon request, by calling (866) 746-2271.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Information included in the Fund’s Form N-Q is also available by calling (866) 746-2271.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 746-2271 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Phocas Real Estate Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE SEMI-ANNUAL REPORT

Investment Advisor
Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, CA 94501

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
77 East 55th Street
New York, NY 10022

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 746-2271

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866) 746-2271.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* _ /s/ Douglas G. Hess
Douglas G. Hess, President

Date         8/31/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  _ /s/ Douglas G. Hess
Douglas G. Hess, President

Date      8/31/10

By (Signature and Title)* _ /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date       8/31/10

* Print the name and title of each signing officer under his or her signature.